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                                                                   Exhibit 10.20

             SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 19th day of December, 2003, by and between NATIONAL VISION, INC., a Georgia corporation (hereinafter referred to as "Borrower") with its chief executive office and principal place of business at 296 Grayson Highway, Lawrenceville, Georgia 30045-5737, and FLEET CAPITAL CORPORATION, a Rhode Island corporation (hereinafter referred to as "Lender") with an office at 300 Galleria Parkway, N.W., Suite 800, Atlanta, Georgia 30339.

                                    RECITALS:

         Lender and Borrower are parties to a certain Loan and Security Agreement dated May 30, 2001 (as amended, the "Loan Agreement") pursuant to which Lender has made certain revolving credit loans and other financial accommodations to Borrower.

         The parties desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

         2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

                  (a) By deleting Section 2.2.5 of the Loan Agreement in its entirety and by substituting the following new Section 2.2.5 in lieu thereof:

                           2.2.5. Audit and Appraisal Fees. Borrower shall reimburse Lender for all reasonable costs, expenses and standard fees incurred by Lender in connection with all audits and appraisals of any Obligor's books and records or any Collateral as Lender shall deem appropriate and shall pay to Lender an audit fee ($850 as of the date hereof) per day for each day that an employee or agent of Lender shall be engaged in an audit of any Obligor's books and records or the Collateral.


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                  (b)      By deleting Section 5.1 of the Loan Agreement in its
entirety and by substituting the following new Section 5.1 in lieu thereof:

                           5.1 Original Term of Revolver Commitment. Subject to Lender's right to cease making Revolver Loans and other extensions of credit to Borrower when any Default or Event of Default exists or upon termination of the Revolver Commitment as provided in SECTION 5.2 hereof, the Revolver Commitment shall be in effect for a period of 6 years from May 30,2001 through the close of business on May 30,2007 (the "Original Term").

                  (c) By deleting Section 5.2.3 of the Loan Agreement in its entirety and by substituting the following new section 5.2.3 in lieu thereof:

                           5.2.3. Termination Charges. On the effective date of termination of the Revolver Commitment pursuant to SECTION 5.2.2, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest, fees and other charges owing under the terms of this Agreement and any of the other Loan Documents), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to 1.00% of the Revolver Commitment if termination occurs during the fourth Loan Year; and .50% of the Revolver Commitment if termination occurs during the fifth Loan Year. In no event shall any termination charge be payable if the effective date of termination occurs any time after the last day of the fifth Loan Year.

                  (d) By deleting Section 9.1.9 of the Loan Agreement in its entirety and by substituting the following new Section 9.1.9 in lieu thereof:

                           9.1.9   Reserved.

                  (e)      By adding the following new subsection (iii) to
Section 9.2.22 thereof immediately after subsection (ii) of Section 9.2.22 thereof and immediately preceding Section 9.3 thereof:

                           (iii) Purchase any New Senior Note, unless at the time of and after giving effect to any such purchase each of the following conditions is met: (a) no Default or Event of Default shall exist; and (b) Average Availability for the thirty-day period immediately preceding such purchase, and Availability after giving effect to such purchase, is not less than $1,000,000. As a condition precedent to Borrower's or any Subsidiary's purchase of New Senior Notes in accordance with this SECTION 9.2.22(III), Borrower shall provide to Lender, a certificate from a Senior Officer of Borrower that (w) sets forth Borrower's intent to purchase New Senior Notes, (x) discloses the aggregate purchase price to be paid by Borrower for the purchase of such New Senior Notes and (y) states that no Default or Event of Default is in existence as of the date of the certificate or will be in


                                      -2-
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                  existence as of the date of such purchase (both with and
                  without giving effect to the making of such purchase). Such certificate shall include the calculations demonstrating that
                  (a) the Consolidated Fixed Charge Coverage Ratio for the 12 Reporting Periods ending on the last day of the most recently ended Reporting Period preceding such purchase or purchases for which financial statements have been delivered to Lender in accordance with SECTIONS 9.1.3(i) or (ii) hereof, as applicable, is not less than 1.0 to 1.0, (b) Consolidated EBITDA for the 12 Reporting Periods ending on the last day of the most recently ended Reporting Period preceding such purchase or purchases for which financial statements have been delivered to Lender in accordance with SECTIONS 9.3.1 (i) or
                  (ii) hereof, as applicable, is not less than $ 19,600,000, and
                  (c) Average Availability for the thirty-day period prior to the date of such certificate is not less than $1,000,000. All purchases disclosed in any certificate of the type described above in this SECTION 9.2.22(iii) shall be consummated within the 15-Business Day period following the date of such certificate (with the first Business Day of such period being the Business Day immediately following the date of such certificate). Any purchase of New Senior Notes disclosed in any certificate delivered by a Senior Officer of Borrower to Lender in compliance with the requirements of this SECTION 9.2.22(iii) likewise shall satisfy the requirements of SECTION
                  9.2.6 hereof.

                  (f) By deleting Section 9.3.1 of the Loan Agreement in its entirety and by substituting the following new Section 9.3.1 in lieu thereof:

                           9.3.1. Minimum Consolidated EBITDA. Achieve Consolidated EBITDA of not less than $19,600,000 for the 12 Reporting Periods ending on the last day of each Reporting Period from and after the Reporting Period ending on September 30,2003.

                  (g) By deleting clause (viii) of the definition of Availability Reserve in Appendix A to the Loan Agreement and by substituting the following in lieu thereof:

                           (viii) an amount equal to $500,000;

                  (h) By deleting the definition of Consolidated Adjusted Net Earnings in Appendix A to the Loan Agreement in its entirety and by substituting the following new definition in lieu thereof:

                           Consolidated Adjusted Net Earnings - with respect to
                  any fiscal period, means the Consolidated Net Income (or loss) for such fiscal period of Borrower and the Subsidiaries, all as reflected on the financial statement of Borrower supplied to Lender pursuant to SECTION 9.1.3 of the Agreement, but excluding: (i) any gain or loss arising from the sale of capital assets; (ii) any gain arising from any write-up of assets during such period; (iii) earnings of any Subsidiary


                                      -3-
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                  accrued prior to the date it became a Subsidiary; (iv)
                  earnings of any Person, substantially all the assets of which have been acquired in any manner of Borrower, realized by such Person prior to the date of such acquisition; (v) net earnings of any entity (other than a Subsidiary of Borrower) in which Borrower has an ownership interest unless such net earnings have actually been received by Borrower in the form of cash Distributions; (vi) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of Distributions to Borrower; (vii) the earnings of any Person to which any assets of Borrower shall have been sold, transferred or disposed of, or into which Borrower shall have merged, or been a party to any consolidation or other form of reorganization, prior to the date of such transaction; (viii) any gain arising from the acquisition of any Securities of Borrower; (ix) without duplication, any gain arising from the acquisition of New Senior Notes; and (x) any gain arising from extraordinary or nonrecurring items, all as determined on a Consolidated basis in according with GAAP.


                  (i) By deleting the definition of Consolidated Fixed Charge Coverage Ratio in Appendix A to the Loan Agreement in its entirety and by substituting the following new definition in lieu thereof (which shall also supersede the definition of Consolidated Fixed Charge Coverage Ratio set forth in the letter agreement dated as of December 28, 2002, from Lender to Borrower):

                           Consolidated Fixed Charge Coverage Ratio - for the 6
                  Reporting Periods of Borrower ending on the date of determination, the ratio of (i) the sum of (a) Consolidated EBITDA for such period minus (b) Borrower's Capital Expenditures for such period minus (c) Taxes based on income paid during such period plus (d) any decrease in Consolidated Working Capital during such period or minus any increase in Consolidated Working Capital during such period to (ii) the sum of (x) Consolidated Fixed Charges for such period plus (y) the amount of any mandatory redemption of the New Senior Notes to which the holders of the New Senior Notes would be entitled under the New Notes Indenture calculated as of the date of determination and to be paid during the immediately succeeding 6 Reporting Periods plus (z) the aggregate amounts expended by Borrower or any Subsidiary to purchase New Senior Notes during such period. For purposes hereof, if, after the date on which Borrower pays to the holders of the New Senior Notes the amount of any mandatory redemption of the New Senior Notes required pursuant to the New Notes Indenture, there is a Financial Adjustment (as defined in the New Notes Indenture, as in effect on the Closing Date) as provided in Section 3.06 of the New Notes Indenture (as in effect on the Closing Date), then the amount of such mandatory redemption shall be retroactively adjusted by the amount of such Financial Adjustment.


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                  (j)      By deleting the definition of Inventory Formula
Amount in Appendix A to the Loan Agreement in its entirety and by substituting the following new definition in lieu thereof:

                           Inventory Formula Amount - on any date of
                   determination thereof, an amount equal to the lesser of (i) $8,500,000 or (ii) 50% of the Value of Eligible Inventory on such date.

                  (k) By adding the following new clause (ix) to the end of the definition of Restricted Investment in Appendix A to the Loan agreement as follows:

                  (ix) the purchase of New Senior Notes from time to time, subject to Borrower's satisfaction of the requirements of
                  SECTION 9.2.22(III) of the Agreement at each such time.

                  (1) By deleting SCHEDULES 7.1.1 and 8.1.1 to the Loan Agreement and by substituting in lieu thereof SCHEDULES 7.1.1 and 8.1.1 attached to this Amendment.

                  (m) Pursuant to Section 2(b) of this Amendment, the automatic renewal provisions relative to the original Term have been eliminated from the Loan Agreement. In order to give effect to such elimination, any and all references to the term "Renewal Term" in the Loan Agreement or other Loan Documents shall be deleted therefrom and deemed to be of no force or effect.

                  (n) By adding the following new definition to Appendix A to the Loan Agreement in the proper alphabetical sequence:

                           Average Availability - for any period, an amount
                  equal to the sum of the actual amount of Availability on each day during such period, as determined by Lender, divided by the number of days in such period. For purposes hereof, the amount of Availability on any day that is not a Business Day shall be deemed to be the amount of Availability on the most recent Business Day preceding such day.

         3. TERMINATION OF LETTER AGREEMENT. This Amendment, and the terms hereof, shall supersede the letter agreement dated June 30, 2002, from Lender to Borrower with respect to the purchase by Borrower of New Senior Notes, which letter agreement shall be of no further force or effect.

         4. ADDITIONAL COVENANT. To induce Lender to enter into this Amendment, Borrower covenants and agrees that, simultaneously with the execution and delivery of this Amendment, Borrower shall pay to Lender an appraisal fee of $7,000 plus all out-of-pocket expenses incurred by Lender in connection with the appraisal of Borrower's Inventory and Equipment prior to the date of this Amendment.

         5. RATIFICATION AND REAFFIRMATION. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents, and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.


                                      -5-
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         6.       ACKNOWLEDGMENTS AND STIPULATIONS. Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens.

         7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Loan Agreement are true and correct on and as of the date hereof.

         8. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

         9. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

         10. CONDITIONS PRECEDENT. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:

                  (a) Borrower shall cause Borrower's counsel to issue and deliver to Lender a written opinion as to, among other things, the due authorization by Borrower of the execution, delivery and performance of the Loan Documents.

                  (b) Borrower shall have established a relationship and arrangement with Bank pursuant to which Bank shall provide credit card and merchant services to Borrower.

                  (c) Lender shall have received current appraisals of Borrower's Equipment and Inventory, conducted and prepared by independent appraisers that are in all respects acceptable to Lender.

         11. AMENDMENT FEE; EXPENSES OF LENDER. In consideration of Lender's willingness to enter into this Amendment as set forth herein, Borrower agrees to pay to Lender an amendment and extension fee in the amount of $150,000 in immediately available funds on the date hereof. Additionally, Borrower agrees to pay, ON DEMAND, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby and the costs of the appraisals described in Section 10(c) hereof.


                                      -6-
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         12.      GOVERNING LAW. This Amendment shall be governed by and
construed in accordance with the internal laws of the State of Georgia.

         13. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         14. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

         15. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

         16. FURTHER ASSURANCES. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

         17. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

         18. RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, BORROWER HEREBY RELEASES, ACQUITS AND FOREVER DISCHARGES LENDER, AND ALL OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS OF LENDER, FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT BORROWER NOW HAS OR EVER HAD AGAINST LENDER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE. BORROWER REPRESENTS AND WARRANTS TO LENDER THAT BORROWER HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT BORROWER EVER HAD OR CLAIMED TO HAVE AGAINST LENDER.

         19. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.



                         [Signatures on following page]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers on the date first written above.


ATTEST                                    NATIONAL VISION, INC.
                                          ("Borrower")
/S/
-------------------------
Secretary                                 By:  /s/ George C. Morm
                                              ---------------------------------
[CORPORATE SEAL]                              Title: Senior Vice President CFO


                                          FLEET CAPITAL CORPORATION
                                          ("Lender")

                                          By:
                                              ---------------------------------
                                              Title:

                  [Consent and Reaffirmation on following page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal in and delivered by their respective duly authorized officers on the date first written above.


ATTEST                                    NATIONAL VISION, INC.
                                          ("Borrower")

-------------------------
Secretary                                 By:
                                              ---------------------------------
[CORPORATE SEAL]                              Title:


                                          FLEET CAPITAL CORPORATION
                                          ("Lender")

                                          By: /s/
                                              ---------------------------------

                                              Title: Senior Vice President
                                                     --------------------------

                  [Consent and Reaffirmation on following page]

                            CONSENT AND REAFFIRMATION

         Each of the undersigned guarantors of the Obligations of Borrower at any time owing to Lender hereby: (i) acknowledges receipt of a copy of the foregoing Second Amendment to Loan and Security Agreement and Waiver; (ii) consent to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation, as of the date of such First Amendment to Loan and Security Agreement.


                                        INTERNATIONAL VISION ASSOCIATES, LTD.


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------

                                        NVAL HEALTHCARE SYSTEMS, INC.


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------

                                        VISTA OPTICAL EXPRESS, INC.


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------

                                        MIDWEST VISION, INC.


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------


                      [Signatures continued on next page]

                                        VISION ADMINISTRATORS, INC.


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------

                                        ALEXIS HOLDING COMPANY


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------

                                        VISTA EYECARE NETWORK, LLC


                                        By:  /s/ George C. Morm
                                            ---------------------------------

                                            Title:  Vice President
                                                    -------------------------